SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report - November 4, 1999

                 STERLING FINANCIAL CORPORATION
     (Exact name of registrant as specified in its charter)



Pennsylvania             0-16276                 23-2449551
(State or other       (Commission File         (IRS Employer
jurisdiction               Number)                Number)
of incorporation)



101 North Pointe Boulevard
Lancaster, Pennsylvania                  17601-4133
(Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code:(717) 581-6030


                               N/A
(Former name or former address, if changed since last report)

Item 1.   Changes
in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          (a) On November 4, 1999, Registrant notified Trout, Ebersole & Groff, LLP, of its decision to retain Ernst & Young, LLP as its independent public accountant for the examination of its financial statements for the fiscal year ending December 31, 2000.

          (b) During the last two most recent fiscal years and interim periods, there were no disagreements with Trout, Ebersole & Groff, LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which agreement(s) if not resolved to the satisfaction of Trout, Ebersole & Groff, LLP would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report. In addition, during this period, there have been no "reportable events" with Trout, Ebersole & Groff, LLP as described in Item 304(a)(1)(i)-(v) of Regulation S-K.

          (d) A copy of Trout, Ebersole & Groff, LLP's letter directed to the Securities and Exchange Commission is attached as an exhibit to this Current Report on Form 8-K.

          (e) The change in independent public accountants was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors on October 26, 1999.

          (f) On November 4, 1999, Registrant and Ernst & Young, LLP entered into an Engagement Letter retaining Ernst & Young, LLP as independent public accountants for the examination of Registrant's financial statements for the fiscal year ending December 31, 2000.

          (g) During the last two most recent calendar years and through the date of this Current Report, Registrant did not consult Ernst & Young, LLP on either the application of accounting principles to a completed or proposed specific transaction, or on the type of audit opinion that might be rendered on Registrant's financial statements.




Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:
               (i)  Letter from Trout, Ebersole & Groff, LLP.

Item 8.    Change in Fiscal Year.

          Not Applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          Not Applicable.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STERLING FINANCIAL CORPORATION
                              (Registrant)


Dated: November 8, 1999        /s/ John E. Stefan

                              John E. Stefan, Chairman of the
                              Board, President and Chief
                              Executive Officer

                          EXHIBIT INDEX



Exhibit

Page Number in
Manually Signed
Original


     16
Letter from Trout, Ebersole &
Groff, LLP.
        ---

                           EXHIBIT 16

            Letter from Trout, Ebersole & Groff, LLP

                  Trout, Ebersole & Groff, LLP
                  Certified Public Accountants
                        1705 Oregon Pike
                  Lancaster, Pennsylvania 17601
                         (717) 569-2900
                       Fax (717) 569-0141

                         November 8, 1999

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

          Subject:  Sterling Financial Corporation
                  Change in Certifying Accountants
                  Our File No: 99-202

Ladies and Gentlemen:

     We were previously principal accountants for Sterling Financial Corporation and its subsidiaries. We reported on the consolidated financial statements of Sterling Financial Corporation and subsidiaries as of December 31, 1998, December 31, 1997 and December 31,
1996. Sterling Financial Corporation notified us that, for the end ending December 31, 2000, the corporation is engaging Ernst & Young, LLP as its principal accountants and dismissing our firm as its principal accountants.

     We have read the corporation's statements included in Item 4 of its Current Report on Form 8-K dated November 8, 1999, and we agree with such statements, except that we are not in a position to agree or disagree with the corporation's statement that the change was recommended by the audit committee or approved by the Board of Directors that the corporation entered into an engagement letter with Ernst & Young, LLP or that during the last two most recent calendar years and through the date of the Current Report, the corporation did not consult Ernst & Young, LLP on either the application of accounting principles to a completed or proposed specific transaction, or on the type of audit opinion that might be rendered on the corporation's financial statements.

                              Sincerely,


                              /s/ Trout, Ebersole & Groff, LLP
                              Trout, Ebersole & Groff, LLP
                              Certified Public Accountants


Lancaster, Pennsylvania
November 8, 1999